No. PW _________                                                 30,000 Warrants



                            VOID AFTER March 31, 2003

                       WARRANT CERTIFICATE FOR PURCHASE OF
                                  MIRENCO, INC.
                             SHARES OF COMMON STOCK


THIS WARRANT AND ANY SHARES OF COMMON STOCK ISSUABLE UPON ITS EXERCISE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AND MAY NOT BE TRANSFERRED UNTIL (1) A REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 (THE ACT) SHALL HAVE BECOME EFFECTIVE WITH RESPECT THERETO OR (2) RECEIPT BY THE ISSUER OF AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE ISSUER TO THE EFFECT THAT REGISTRATION UNDER THE ACT IS NOT REQUIRED IN CONNECTION WITH SUCH PROPOSED TRANSFER NOR IS SUCH TRANSFER IN VIOLATION OF ANY APPLICABLE STATE SECURITIES LAWS.


     This certifies that FOR VALUE RECEIVED, Carl N. Duncan or registered assigns (the "Registered Holder") is the owner of the number of Warrants ("Warrants") specified above. Each Warrant initially entitles the Registered
Holder to purchase, subject to the terms and conditions set forth in this Certificate, one fully paid and nonassessable Share of Common Stock (the "Shares") for each Warrant of Mirenco, Inc., an Iowa corporation (the "Company") at any time commencing March 31, 2000 and prior to the Expiration Date (as hereinafter defined), upon the presentation and surrender of this Warrant Certificate with the Subscription Form on the reverse hereof duly executed, at the corporate office of the Company as the initial Warrant Agent, or its successor, accompanied by payment of an amount equal to $0.01 for each Share (the "Purchase Price") in lawful money of the United States of America in cash or by official bank or certified check made payable to Mirenco, Inc.

     Each Warrant represented hereby is exercisable at the option of the Registered Holder, but no fractional Shares will be issued. In the case of the exercise of less than all the Warrants represented hereby, the Company shall cancel this Warrant Certificate upon the surrender hereof and shall execute and deliver new Warrant Certificate(s) of like tenor, which the Warrant Agent shall countersign, for the balance of such Warrants.

     The term Expiration Date shall mean 5:00 P.M. Eastern Standard Time ("EST") on March 31, 2003. If such date shall in the State of Iowa be a holiday or a day on which the banks are authorized to close, then the Expiration Date shall mean 5:00 P.M. EST the next following day which in the State of Iowa is not a holiday or a day on which banks are authorized to close. The Company may, at its election, extend the Expiration Date.

     This Warrant Certificate is exchangeable, upon the surrender hereof by the Registered Holder at the corporate office of the Warrant Agent, for new Warrant Certificate(s) of like tenor representing an equal aggregate number of Warrants, each of such new Warrant Certificate(s) to represent such number of Warrants as shall be designated by such Registered Holder at the time of such surrender. Upon due presentment with any tax or other governmental charge imposed in connection therewith, for registration of transfer of this Warrant Certificate at such office, new Warrant Certificate(s) representing an equal aggregate number of Warrants will be issued to the transferee in exchange therefor.

     Prior to the exercise of any Warrant represented hereby, unless a Shareholder of the underlying Shares independent of this Warrant, the Registered Holder shall not be entitled to any of the rights of a Shareholder of the Company, including, without limitation, the right to vote or to receive dividends or other distributions, and shall not be entitled to receive any notice of any proceedings of the Company.

     Prior to due presentment for registration of transfer hereof, the Company may deem and treat for all purposes the Registered Holder as the absolute owner hereof and of each Warrant represented hereby (notwithstanding any notations of ownership or writing hereon made by anyone other than a duly authorized officer of the Company) and shall not be affected by any notice to the contrary.

     This Warrant will automatically convert into a like number of new warrants under certain circumstances in the event the Company completes an initial public offering of its securities having the terms and conditions specified in this Warrant Certificate.
     This Warrant Certificate shall be governed by and construed in accordance with the laws of the State of Iowa.

     IN WITNESS WHEREOF, the Company has caused this Warrant Certificate to be duly executed on March 31, 2000, manually or in facsimile by two of the Company's officers thereunto duly authorized and a facsimile of its corporate seal to be imprinted hereon.


MIRENCO, INC.



By: /s/ Dwayne Fosseen                                          [Corporate Seal]
----------------------
   Dwayne Fosseen, President

                                SUBSCRIPTION FORM

                     To Be Executed by the Registered Holder
                          in Order to Exercise Warrants


         The undersigned Registered Holder hereby irrevocably elects to exercise Warrants represented by this Warrant Certificate and purchase the securities issuable upon the exercise of such Warrants, and requests that certificates for such securities shall be issued in the name of (and be delivered to):

            PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER
                                 (if applicable)

                        --------------------------------

                        --------------------------------

                        --------------------------------

                        --------------------------------
                     [Please print or type name and address]


and, if such number of Warrants shall not be all the Warrants evidenced by this Warrant Certificate, that a new Warrant Certificate for the balance of such Warrants be registered in the name of, and delivered to, the Registered Holder at the address stated below.

         The undersigned represents that the exercise of the within Warrant was not solicited by a member of the National Association of Securities Dealers, Inc. (the "NASD").




Dated:   ________________________________

By:      ________________________________



Signature Guaranteed


--------------------------------








THE SIGNATURE TO THIS SUBSCRIPTION FORM MUST CORRESPOND TO THE NAME AS WRITTEN UPON THE FACE OF THIS WARRANT CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER, AND MUST BE GUARANTEED BY A COMMERCIAL BANK OR TRUST COMPANY OR A MEMBER FIRM OF THE AMERICAN, NEW YORK, PACIFIC OR MIDWEST STOCK EXCHANGES.

                                   ASSIGNMENT


                     To Be Executed by the Registered Holder
                           in Order to Assign Warrants


FOR  VALUE  RECEIVED,  _________________________________________________  hereby sells, assigns and transfers unto

            PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER
                                 (if applicable)

                        --------------------------------

                        --------------------------------

                        --------------------------------

                        --------------------------------
                     [Please print or type name and address]


_______________________ of the Warrants represented by this Warrant Certificate,
and       hereby        irrevocably        constitutes        and       appoints
______________________________________________  his lawful  Attorney-in-Fact  to transfer this Warrant Certificate on the books of the Company, with full power of substitution in the premises.


Dated:   ________________________________


         --------------------------------
By:

Signature Guaranteed


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THE  SIGNATURE TO THIS  ASSIGNMENT  FORM MUST  CORRESPOND TO THE NAME AS WRITTEN
UPON THE FACE OF THIS WARRANT CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER, AND MUST BE GUARANTEED BY A COMMERCIAL BANK OR TRUST COMPANY OR A MEMBER FIRM OF THE AMERICAN, NEW YORK, PACIFIC OR MIDWEST STOCK EXCHANGES.